Focused on Our Future 2024 EEI Financial Conference Published November 8, 2024

FirstEnergy **Overview**

FE at a Glance

$51B Total Assets

6M+ Total Customers

24K Transmission Miles

65K Square Miles of Service Territory

12K Employees

$29B 2024F Rate Base



OH
PA
NJ
MD
WV
Regulated Fossil Generation plants
Regulated Renewable Generation plants

Our Fully Regulated Businesses

Distribution Segment

- OH & PA – Distribution only
- ~45% of 2024F EPS

Integrated Segment

- WV, MD & NJ – Distribution, Transmission & Generation
- ~35% of 2024F EPS

Stand-Alone Transmission Segment

- FET (ATSI, TrAILCo, MAIT) & KATCo – Transmission only
- ~20% of 2024F EPS

2 EEI – Published November 8, 2024

FirstEnergy®

Key Messages EEI – Published November 8, 20243 Building a strong regulatory track record Four constructive base rate case outcomes, including PA base rate case settlement, totaling nearly $450M of annual revenue increases which support investments to best serve customers Completed balance sheet transformation Equity proceeds totaling ~$7B since late ’21, equivalent to issuing common equity at $87/sh or 36x LTM P/E Simplified business segments Organized into new segments representing our five major businesses placing leadership, responsibility and decision-making closer to the customer 5 year, $26B Energize365 investment plan Focused on executing our low-risk, T&D investment plan to modernize the grid, improve the customer experience and to support the energy transition; Plan represents a 44% increase vs. previous 5-yr plan Compelling shareholder value proposition Our diversified, low-risk asset mix, coupled with a strong balance sheet and affordability position, provides the opportunity to significantly enhance the customer experience and provide solid risk- adjusted returns to our investors

Simplified Segments with a New Operating Model

Segment Reporting

	Distribution				Integrated			Stand-Alone Transmission		Corp/Other
	OH			PA	NJ	WV & MD				(FE Parent Debt & Other Obligations)
	OE	CEI	TE	FE PA	JCP&L	MP	PE	FET, LLC	KATCo	
2024F EPS	~45%				~35%			~20%		

Leadership Structure

- **Brian Tierney**, President & CEO
  - ▲ **Wade Smith**, President, FE Utilities
    - ▲ **Torrence Hinton**, President, OH
    - ▲ **Doug Mokoid**, President, NJ
    - **Mark Mroczynski**, President, Transmission
    - ▲ **John Hawkins**, President, PA
    - **Jim Myers**, VP Operations, WV/MD
    - ▲ **Amanda Mertens Campbell**, VP, External Affairs
  - ▲ **Toby Thomas**, COO
  - **Jon Taylor**, SVP, CFO & Strategy
    - ▲ **Abigail Phillips**, VP, Chief Risk Officer
    - ▲ **Karen Sagot**, VP, Investor Relations
  - ▲ **John Combs**, SVP, Shared Services
    - ▲ **Sean Davies**, VP, Continuous Improvement
  - ▲ **Karen McClendon**, SVP, CHRO
  - **Hyun Park**, SVP, CLO

▲ *Represents leaders who have joined FE since June 2023*

Energize365
Investment Plan
$26B
(2024-2028)

- Focused on investments to strengthen the grid and support the energy transition
- Plan drives 9% average annual rate base growth
- Plan represents a 44% increase over previous 5-yr plan

Aligned the organizational structure and personnel to focus on our five regulated businesses allowing for greater transparency into business unit performance

4 EEI – Published November 8, 2024

FirstEnergy

2024-2028 Investment Plan Summary $26B 2024-2028 ~25% Rate Base Recovery ~75% Formula Rate State Regulated: 55% FERC Regulated: 45% 9% Transmission: Operational Flexibility 7% Transmission: Regulatory Required 12% Transmission: Enhance System Performance 17% Transmission: Upgrade System Condition 6% Clean Energy 11% Grid Modernization 36% Infrastructure Renewal 2% Fossil Generation $1.4 $1.3 $1.5 $1.7 $1.8 $1.7 $1.8 $2.0 $2.2 $2.4 $1.5 $1.5 $1.6 $1.7 $1.9 2024F 2025F 2026F 2027F 2028F Corp/Other Stand-Alone Transmission Integrated Distribution $5.7B $6.2B $4.6B $4.7B $5.2B Our scale and diversity across five states and FERC provides for flexibility in plan as needed Energize365 $26B investment plan (’24-’28) to strengthen the grid and enable the energy transition EEI – Published November 8, 20245

Ohio Regulatory Update

Continue working towards constructive outcomes

- **Filed withdrawal of ESP V on 10/29/24**
  - Subject to PUCO approval for Ohio Companies to revert to ESP IV
  - Comments due 11/13/24, Replies due 11/20/24
- **Reverting to ESP IV reduces risk and simplifies base rate case (BRC)**
  - ESP V added significant uncertainty as the order only provided certain key terms for up to 2 years of the 5-year plan with resolution in BRC (see slide 6)
  - ESP V was inconsistent with Ohio law as rider recovery should be addressed in an ESP, not a BRC
- **Plan to file ESP VI to provide certainty, consistent with Ohio law, through better alignment between ESP VI and BRC outcomes**
- **Next steps in ESP VI and BRC**
  - **Nov. 2024**: Comments due on the request to revert to ESP IV
  - **By Early 2025**: File updated BRC and file a new ESP VI
  - **2025**: ESP VI and BRC progress in separate proceedings
  - **By Early 2026**: Anticipate effective dates of ESP VI and BRC

Electric Security Plan (ESP) Summary

Utilities are required to file applications to establish either an ESP or a Market Rate Offer to provide customers default generation service, also known as a Standard Service Offer

ESPs may include provisions regarding Dx infrastructure, grid modernization, economic development and job retention initiatives, and energy efficiency programs

FE's Ohio utilities ESP IV included riders to recover the costs of capital investments through Rider DCR and Rider AMI

ESP V Process Timeline

May 15: PUCO issued Order to approve our ESP V with modifications, with rates effective June 1, 2025

June 14: FE filed Application for Rehearing (AFR)

August 27: Ohio Supreme Court decision (Application of Moraine Wind, LLC), stating that PUCO must decide an AFR within 30 days which thus meant FE's AFR was denied by operation of law

High-Level Financial Overview: ESP V vs. IV

	ESP V	ESP IV
Rider DCR Cap	-$51M (cap = $339M)	No change (cap = $390M)
DCR increase/yr	$15-$21M	$0-$15M
Veg Mgmt Rider	+ $22M	$0

6 EEI – Published November 8, 2024

FirstEnergy

Ohio Regulatory Update

ESP VI provides certainty for all stakeholders

	Illustrative	Pre-2022	2022	2023	2024	2025	2026	2027	2028	2029	2030+
1 ESP IV	ESP IV Timeline	ESP IV									
	DCR[1]	All accounts									
	Storm Deferral[1]	Deferral only									
2 ESP V Order	ESP V Timeline				ESP V						
	DCR (excl. Accounts 360-374)[2]						Recovery to be determined in BRC				
	Storm Deferral/Rider										
	Veg Mgmt Rider										
3 ESP IV & VI	Projected Timeline					ESP IV	ESP VI				
	DCR (IV incl. Accounts 360-374)[2]						Opportunity to provide more certainty				
	Storm Deferral/Rider										
	Veg Mgmt Rider										

[1] Subject to PUCO approval
[2] Represents non-distribution FERC capital accounts that resulted in a $50M annual revenue reduction in ESP V

Notes – Illustrative Assumptions
- ESP V withdrawal and revert to ESP IV effective 1/1/2025
- Base Rate Case and ESP VI go into effect 1/1/2026
- Term of ESP VI is illustrative and subject to change

7 EEI – Published November 8, 2024

FirstEnergy®

Data Center Growth EEI – Published November 8, 20248 380 1,800 1,800 2,000 2,400 2,400 2,400 2,400 2,400 220 150 500 1,500 2,800 4,100 4,700 4,800 600 1,800 1,950 2,500 3,900 5,200 6,500 7,100 7,200 2025F 2026F 2027F 2028F 2029F 2030F 2031F 2032F 2033F Under Agreement Pipeline MW Data center load growth not included in FE '24-28 load forecast Representative of projected data center growth in the pipeline, including projects under agreement Over 7GWs of projected data center demand through 2033, with over 2GWs under agreement Large load studies > 500MW have tripled since 2023 Data represents FE’s filing to PJM for incremental large load adjustments

Ohio Overview



Torrence Hinton
President of Ohio


ToledoEdison
The Illuminating Company
OhioEdison

2.1M Ohio customers

2024F
% of FE Rate Base: 18%
% of FE EPS: 16%

100%
of Investments have the opportunity for rider recovery, subject to rider terms and revenue caps

Rate Case Statistics
(Update Filing 7/31/24)

Dx Rate Base	$4.4B
Filed ROE	10.8%
Filed Debt / Equity	~45%/55%
Test Year	2024
Last published TTM ROE (3/31/24)	7.7%

Rate Base ($B)

$3.1B	~+5%	+28% Increase
Total Investments ('24-28)	Rate Base Growth (Avg Annual)	2028F vs. 2023 Rate Base


$4.3
$4.5
$4.6
$4.9
$5.1
$5.5
2023A
2024F
2025F
2026F
2027F
2028F

Key Formula Investment Programs

- OH Grid Mod II
  - Smart meters, DERMS
  - Subject to PUCO approval
- OH DCR
  - Allows for recovery of incremental distribution investments, subject to annual revenue caps

Key Regulatory Updates

- **ESP V:** Withdrawal filed 10/29/24
  - Withdrawal subject to PUCO order and will result in the reverting to ESP IV until an ESP VI is filed and approved
  - Expect to file the ESP VI by early next year and align with review of the Ohio base rate case
- **Base Rate Case Filing:**
  - No procedural schedule; next steps to include discovery and a PUCO Staff report
- **OH Grid Mod II:**
  - Settlement agreement filed 4/12/24; $421M investments over 4 years
  - Expect final order by YE 2024

Affordability

Average Customer Bills, as of 1/1/2024


[state avg $181]
$175
$178
$181
$209
$168
$172
CEI
OE
TE
AEP
DPL
DUK

FE Rates 3% < peer avg

Data Center Activity

- 2024 Data Center Peak load 160MW+
- 42 large load studies >500MW in 2024 estimated at +30,000MW
- Projected data center growth through 2033 of +4,000MW, with +1,100MW under agreement

Economic Indicators


Gross State Product
(% Growth)
6%
2%
-2%
1.7%
4.6%
1.6%
2.8%
2.0%
-0.3%
1.5%
3.4%
3Q23
4Q23
1Q24
2Q24


Unemployment Rate
5%
0%
3.5%
3.5%
3.6%
3.6%
3.7%
3.7%
4.2%
4.2%
3Q23
4Q23
1Q24
2Q24
U.S.
OH

9 EEI – Published November 8, 2024

Pennsylvania Overview



John Hawkins
President of Pennsylvania



FirstEnergy
Met-Ed • Penelec • Penn Power • West Penn Power

2.1M PA customers

2024F
% of FE Rate Base: 26%
% of FE EPS: 29%

Rate Districts
- Penn Power
- West Penn Power
- Penelec
- Met-Ed

Investment Recovery Mechanisms



29%
71%
Base Rates
Formula

Rate Case Statistics
(Settlement Filed 9/13/24)

Dx Rate Base	$7.0B
ROE	Settled
Debt / Equity	Settled
Test Year	Dec 2025
Last published TTM ROE (12/21/23)	9.2%

Rate Base ($B)

$4.5B Total Investments ('24-28)	~+6% Rate Base Growth (Avg Annual)	+33% Increase 2028F vs. 2023 Rate Base



$6.6
$6.7
$7.0
$7.4
$8.1
$8.8
2023A
2024F
2025F
2026F
2027F
2028F

Key Formula Investment Programs

- LTIIP II (2020-2024) / LTIIP III (2025-2029)
  - Accelerated replacement of utility poles, underground and overhead lines and fuses
  - Install new equipment
  - Reconfiguration of circuits
  - Automated equipment with ADMS implementation

Key Regulatory Updates

Base Rate Case: Settlement filed 9/13/24; ALJ recommended PAPUC approval on 10/15/24; Expect final order in Dec. 2024
- $225M net revenue adjustment, based on YE 2025 projected rate base of $7B and related cost of service
- Constructive outcome; difference in revenue requested and settlement primarily relates to proposed expenses
- Required stay-out of new rates until 1/1/27

LTIIP III: Filed 7/22/24; ; Expect final order in Dec. 2024
- $1.6B investment plan for 5 years (2025-2029)

Affordability

Average Customer Bills, as of 1/1/24, except where noted



[state avg $190]
$181
$189
$209
$198
$173
FE PA Current
FE PA Settled*
DUQ
PECO
PPL

FE Settled Rates remain 2% < peer avg

* Effective date of 1/1/25, subject to PAPUC approval

Data Center Activity

- 2024 Data Center Peak load 160MW+
- 9 large load studies >500MW in 2024 estimated at +8,800MW

Economic Indicators



Gross State Product
(% Growth)
8.0%
4.0%
0.0%
1.7%
5.6%
1.6%
3.8%
2.0%
1.4%
1.5%
3.2%
3Q23
4Q23
1Q24
2Q24



Unemployment Rate
5.0%
0.0%
3.5%
3.3%
3.6%
3.4%
3.7%
3.4%
4.2%
3.4%
3Q23
4Q23
1Q24
2Q24
U.S.
PA

10 EEI – Published November 8, 2024

Doug Mokoid President of New Jersey 25% 75% Base Rates Formula 34.5kV 115 kV 230 kV 500 kV JCP&L 2024F % of FE Rate Base: 18% % of FE EPS: 19% New Jersey Overview EEI – Published November 8, 202411 Rate Base ($B) Key Regulatory Updates Base Rate Case: Settlement approved 2/14/24 • Net Revenue increase $85M EE&C: Approved 10/30/24 • Program budget $817M over 2.5 years (January 2025- June 2027), recovered over 10 years • ROE 9.6%; Debt/Equity 48%/52% • Includes programs addressing energy efficiency, peak demand reduction, and building decarbonization EnergizeNJ: Settlement negotiations in progress; Expect final order by 1Q25 • Significant capital investments over 5 years (2025- 2029) to enhance reliability and modernize distribution system Economic Indicators Key Formula Investment Programs • Transmission investments • Includes onshore Tx upgrade projects that support renewable energy • AMI: Deploying 1.2M smart meters • EE&C: Programs for energy efficiency, peak demand reduction & building decarbonization • EnergizeNJ: Enhance reliability & modernize Dx system $5.9B Total Investments: 60% Dx / 40% Tx (‘24-28) ~+13% Rate Base Growth (Avg Annual) +46% 2028F vs. 2023 $150 $155 $231 $200 $200 JCP&L JCP&L (6/1/24) ACE PSEG RECO FE Rates 26% < peer avg [state avg $197] Investment Recovery Mechanisms 1.7% 1.6% 2.0% 1.5% 4.8% 3.3% 1.0% 2.4% 0.0% 2.0% 4.0% 6.0% 3Q23 4Q23 1Q24 2Q24 Gross State Product (% Growth) 3.5% 3.6% 3.7% 4.2%4.7% 4.8% 4.8% 4.6% 0.0% 2.0% 4.0% 6.0% 3Q23 4Q23 1Q24 2Q24 Unemployment Rate U.S. NJ 1.2M NJ customers $4.8B Rate Base (2024F) ~52% Allowed Equity Data Center Activity $4.2 $4.8 $5.3 $6.0 $6.9 $7.8 2023A 2024F 2025F 2026F 2027F 2028F Affordability Average Customer Bills, as of 1/1/24, except where noted +86% Increase 2028F vs. 2023 Rate Base • 2024 Data Center Peak load 30MW • 4 large load studies >500MW in 2024 estimated at +2,700MW 9.6% 10.2% Dx Tx Allowed ROEs

2024F (PE & MP) % of FE Rate Base: 19% % of FE EPS: 17% 47% 53% Base Rates Formula EEI – Published November 8, 202412 Rate Base ($B) Key Regulatory Updates WV Base Rate Case: Settlement approved 3/26/24, rates effective 3/27/24 • Net revenue increase of $105M WV ENEC: Received WVPSC approval of settlement with rates effective 3/27/24 to increase ENEC rates, with deferred amounts to be recovered in 2025-2026 MD Base Rate Case: Order issued 10/18/23, New rates effective 10/19/23 • Net revenue increase of $29M MD EmPOWER: Legislation effective 7/1/24 • Reduces the carrying cost on the unamortized balances of EmPOWER costs from the pre-tax ROR to the average cost of outstanding debt Economic Indicators ~+8% Rate Base Growth (Avg Annual) +33% 2028F vs. 2023 WV West Virginia & Maryland Overview WEST VIRGINIA [state avg $158] FE Rates 22% < peer avg $124 $133 $170 $170 MP & PE MP & PE AEP (AP) AEP (WP) $138 $177 $199 $218 PE BGE Delmarva PEPCO MARYLAND [state avg $183] FE Rates 30% < peer avg Investment Recovery Mechanisms 1.7% 1.6% 2.0% 1.5% 3.7% 4.7% 1.1% 2.1% 0.0% 2.0% 4.0% 6.0% 3Q23 4Q23 1Q24 2Q24 WV Gross State Product (% Growth) 1.7% 1.6% 2.0% 1.5% 2.7% 1.3% -0.1% 2.3% -2.0% 0.0% 2.0% 4.0% 6.0% 3Q23 4Q23 1Q24 2Q24 MD Gross State Product (% Growth) U.S. WV/MD Potomac Edison Mon PowerJim Myers VP Operations, WV & MD 553K WV & 289K MD customers $4.7B Rate Base (2024F) Data Center Activity $3.6 $3.8 $4.0 $4.3 $4.6 $4.9 $0.9 $0.9 $1.0 $1.2 $1.5 $1.8 2023A 2024F 2025F 2026F 2027F 2028F WV MD Affordability +49% Increase 2028F vs. 2023 Rate Base • 2024 Data Center Peak load 70MW+ • 22 large load studies >500MW in 2024 estimated at +17,500MW • Projected data center growth through 2033 of +3,000MW, with +1,200MW under agreement MD Average Customer Bills, as of 1/1/24 except where noted (3/27/24) Key Formula Investment Programs • WV ‒ Transmission investments ‒ Utility-scale solar generation investments ‒ ELG environmental compliance investments • MD ‒ Transmission investments ‒ EmPOWER Energy Efficiency Program $4.2B Total Investments: 50% Dx/15% Gx/Tx 35% (‘24-28) 9.8% 9.5%/10.45% WV MD: Dx / TX Allowed ROEs 50% 53%/50% WV MD: Dx / TX Allowed Equity

Transmission Overview EEI – Published November 8, 202413 Total Rate Base ($B) Mark Mroczynski President of Transmission 2024F % of FE Rate Base: 19% % of FE EPS: 21% MAIT TrAILCo 100% FERC-regulated, forward-looking rates 10.3-12.7% Allowed ROEs $8.4B Total Rate Base (2024F) 16.8K Tx Line Miles Brookfield 49.9% Ownership of FET, LLC • FE sold 49.9% equity interest of FET, LLC for $5.9B (19.9% closed in May ‘22, 30% in March ’24) ‒ FET, LLC is the parent of ATSI, MAIT, and TrAILCo Key Updates • Pursuing incremental Tx investments through joint-development agreement (JDA) with AEP and Dominion; the most comprehensive of these solutions totals $3.8B in investment (FE portion $1.3B) ‒ FE also submitted nearly $1B individual projects to PJM and for needs that are outside the JDA ‒ JDA solutions include several new 765-, 500- and 345-kv transmission lines ‒ Project approvals expected to be announced in late February 2025 • Data center and AI’s share of U.S. electricity consumption expected to triple by 2030 • Load study requests of 500MW+ in FE footprint have more than tripled compared to 2023 ‒ While we have transmission capacity to support data center investments, we are taking a thoughtful approach to ensure we appropriately manage risks and that existing customers have adequate protections • Focused on improving grid reliability and resiliency, which are key to enable greater operational flexibility, increased protection against physical asset risks, and better support for increased renewables and distributed energy resources • Enhancing the high-voltage transmission system to make it more resilient, reduce future maintenance costs and increase flexibility to help grid operators respond more swiftly to variable conditions $8.2B Total Investments (‘24-28) 9% Rate Base Growth (Avg Annual) +56% Increase 2028 vs. 2023 Rate Base $3.8 $4.1 $4.3 $4.7 $5.0 $5.4 $1.4 $1.4 $1.4 $1.3 $1.3 $1.3$2.1 $2.4 $2.9 $3.4 $4.0 $4.5 $0.4 $0.5 $0.5 $0.6 $0.7 $0.8 2023A 2024F 2025F 2026F 2027F 2028F ATSI TrAIL MAIT KATCo FE Rate Base (Excl. Brookfield) $5.0B $5.3B $11B $12B $6.4B$6.4B $7.7B $10B$9B$8.4B $5.8B $7.0B 100% FE Owned ATSI KATCo

Our Value Proposition

Strong Growth Outlook

6-8% long-term annual Operating EPS growth[1]

Energize365 T&D Investment Plan of $26B through 2024-2028

9% Average Annual Rate Base Growth 2024-2028

Significant infrastructure **investment opportunities** beyond plan horizon

Attractive Risk Profile

Targeted 14-15% FFO/Debt over plan horizon

No incremental equity needs expected through the planning period beyond Employee Benefit programs of up to ~$100M annually

Constructive regulatory frameworks with **75% of planned investment in formula rate programs**

Low-risk **diversified T&D asset mix with strong affordability position**

Compelling Total Shareholder Return

Attractive total shareholder return of 10-12%+ with potential for upside
(6-8% Operating EPS growth and 4%+ dividend yield)

Vastly improved earnings quality, driven by **core regulated business growth**

Committed to dividend growth in line with earnings growth, targeting **dividend payout ratio of 60-70%**

Our diversified asset mix, coupled with an improved balance sheet and a strong affordability position, provides the opportunity to significantly enhance the customer experience and provide solid risk-adjusted returns to our investors

(1) As measured year-over-year off prior midpoint guidance. The amount and timing of items impacting comparability makes a detailed reconciliation of forward-looking non-GAAP financial measures impracticable.

14 EEI – Published November 8, 2024 FirstEnergy

Forward-Looking Statements 15 Forward-Looking Statements: This presentation includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings, particularly regarding HB 6 related matters; changes in national and regional economic conditions, including recession, volatile interest rates, inflationary pressure, supply chain disruptions, higher fuel costs, and workforce impacts, affecting us and/or our customers and those vendors with which we do business; variations in weather, such as mild seasonal weather variations and severe weather conditions (including events caused, or exacerbated, by climate change, such as wildfires, hurricanes, flooding, droughts, high wind events and extreme heat events) and other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, energy regulatory policies, compliance and enforcement activity, cyber security, and climate change; the risks associated with physical attacks, such as acts of war, terrorism, sabotage or other acts of violence, and cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to meet our goals relating to employee, environmental, social and corporate governance opportunities, improvements, and efficiencies, including our greenhouse gas (“GHG”) reduction goals; the ability to accomplish or realize anticipated benefits through establishing a culture of continuous improvement and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing Energize365, our transmission and distribution investment plan, executing on our rate filing strategy, controlling costs, improving credit metrics, maintaining investment grade ratings, and growing earnings; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations, and may also cause us to make contributions to our pension sooner or in amounts that are larger than currently anticipated; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets, including those sites impacted by the legacy coal combustion residual rules that were finalized during 2024; changes to environmental laws and regulations, including, but not limited to, rules finalized by the Environmental Protection Agency and the Securities and Exchange Commission (“SEC”) related to climate change; changes in customers’ demand for power, including, but not limited to, economic conditions, the impact of climate change, emerging technology, particularly with respect to electrification, energy storage and distributed sources of generation; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; future actions taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, generation resource planning, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; human capital management challenges, including among other things, attracting and retaining appropriately trained and qualified employees and labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our SEC filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s Form 10-K, Form 10-Q and in FirstEnergy's other filings with the SEC. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise. EEI – Published November 8, 2024